UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 12, 2008

GS FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Louisiana 000-22269 72-1341014
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3798 Veterans Boulevard, Metairie, Louisiana 70002
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (504) 457-6220

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                      Regulation FD Disclosure

At a meeting held on January 12, 2008, the Board of Directors of GS Financial Corp. (the “Company”) approved a quarterly cash dividend of $.10 per share.  By press release dated January 14, 2008, the Company announced the declaration of the quarterly cash dividend, which is payable on February 12, 2008 to shareholders of record as of January 25.

For additional information, reference is made to the Company's press release dated January 14, 2008, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto.  The press release attached hereto is being furnished to the SEC and shall not be deemed to be "filed" for any purpose except as shall be expressly set forth by specific reference to such filing in other filings of the Company into which may be incorporated.

Item 9.01                      Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	The registrant’s press release, dated January 14, 2008, is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GS FINANCIAL CORP.

Date:  January 14, 2008                                                                By:
/s/ Bruce A. Scott
Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated January 14, 2008